FINANCIAL INVESTORS TRUST (THE “TRUST”)

STONEBRIDGE SMALL-CAP GROWTH FUND (THE “FUND”)

SUPPLEMENT DATED MAY 10, 2016 TO THE FUND’S PROSPECTUS DATED AUGUST 31, 2015

On April 27, 2016, Stonebridge Capital Management notified the Board of Trustees of the Trust (the “Board”) of its intent to resign as Investment Adviser to the Fund.  This resignation will be effective June 27, 2016.  The Board is considering alternative plans with respect to the Fund, which may include closure and liquidation of the Fund.

Please retain this supplement for future reference.

13957744.1